Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-A

KEY PERFORMANCE FACTORS
August 31, 1998



Expected B Maturity 3/17/2003


Blended Coupon 5.7937%


Excess Protection Level
3 Month Average   5.45%
August, 1998   6.36%
July, 1998   5.25%
June, 1998   4.72%


Cash Yield19.08%


Investor Charge Offs 5.09%


Base Rate 7.63%


Over 35 Day Delinquency 5.00%


Seller's Interest11.64%


Total Payment Rate14.21%


Total Principal Balance$37,775,682,964.86


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,395,888,446.37